UNITED SATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K





(X)  CURRENT REPORT PURSUANT
 TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)    August 7, 1996
                                                   ----------------


                   AMERICAN TELECASTING, INC.
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       (Exact Name of Registrant as Specified in Charter)


     Delaware                 0-23008             54-1486988
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  (State or Other   (Commission File Number) (IRS Employer
Jurisdiction of Incorporation)               Identification No.)

5575 Tech Center Drive, Colorado Springs CO             80919
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(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code   (719) 260-5533
                                                    -----------------


 -----------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events


     Effective as of August 7, 1996, William J. Blake resigned from the Board of Directors of American Telecasting, Inc.

                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              AMERICAN TELECASTING, INC.


                              By:  /s/
                                  -------------------------------------
                                David K. Sentman
                                Sr. Vice President and
                                Chief Financial Officer



Date:  August 13, 1996